SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 2, 2000
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                              CORECOMM LIMITED
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             (Exact Name of Registrant as Specified in Charter)


           Delaware                0-31359                   23-3032245
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      (State or Other            (Commission                (IRS Employer
       Jurisdiction of            File Number)              Identification No.)
       Incorporation)


                110 East 59th Street, New York, New York 10022
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            (Address of Principal Executive Offices) (Zip Code)

     Registrant's Telephone Number, including area code: (212) 906-8485
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        (Former Name or Former Address, if Changed Since Last Report)



Item 5.    Other Events.

      On November 2, 2000, CoreComm Limited announced that based on a review of the combined company following the recent acquisitions of ATX Telecommunications Services, Inc. and Voyager.net, Inc., it has identified various synergies and cost savings opportunities, including the elimination of a number of employment redundancies within the combined groups.

      The press release containing this announcement is attached hereto as
Exhibit 99.1 and is incorporated by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

99.1     Press release, issued November 2, 2000.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CORECOMM LIMITED
                         (Registrant)

                         By:/s/ Richard J. Lubasch
                            ----------------------
                            Name: Richard J. Lubasch
                            Title:Senior Vice President-
                                  General Counsel and Secretary

Dated: November 2, 2000

                               EXHIBIT INDEX

Exhibit                                                          Page

99.1            Press release, issued November 2, 2000